Exhibit 10.46
                            COLLATERAL ASSIGNMENT OF

                              MANAGEMENT AGREEMENTS

         THIS COLLATERAL ASSIGNMENT OF MANAGEMENT AGREEMENTS ("Assignment"), is made and entered into as of March 31, 2002, by and among OCWEN FINANCIAL CORPORATION, a Florida corporation ("Ocwen"), and BALANCED CARE REALTY (OFC), INC., a Delaware corporation ("Realty"), BALANCED CARE AT MEDINA, INC., a Delaware corporation ("BCM"), BALANCED CARE AT CENTERVILLE, INC., a Delaware corporation ("BCC"), BALANCED CARE AT SHIPPENSBURG, INC., a Delaware corporation ("BCS"), and SENIOR CARE OPERATORS OF SHIPPENSBURG, LLC, a Delaware limited liability company ("SCS"), execute this Assignment for the purpose of evidencing their consent to assignments and other terms and conditions set forth herein.

                                   WITNESSETH:

         WHEREAS, Ocwen, Balanced Care Corporation, a Delaware corporation, BCM, BCC, BCS, and SCS have entered into the Term Loan Agreement, as of the date hereof ("Term Loan Agreement"), pursuant to which Ocwen has agreed to loan Realty, and Realty has accepted from Ocwen, the principal sum of Nine Million One Hundred Fifty-Three Thousand Three Hundred Fifty-Six Dollars ($9,153,356.00) plus interest thereon ("Loan"). Realty's obligations under the Term Loan Agreement are evidenced by a promissory note of even date herewith ("Term Note").

         WHEREAS, Ocwen is willing to enter into the Term Loan Agreement upon the condition that Realty enter into this Assignment in favor of Ocwen.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises, mutual promises, covenants, and agreements set forth herein, in order to induce Ocwen to enter into the Term Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Realty does hereby covenant, agree, warrant, represent, assign, set over and transfer to Ocwen all of its right, title, privilege, and interest in the agreements described below.

         1. Management Agreements. The contracts and agreements that shall be the subject of this Assignment, are as follows:

                  (a) the Management Agreement by and between Realty and BCM, dated of even date herewith, pursuant to which BCM has agreed


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to provide certain management services to Realty in connection with the long term care facility owned by Realty and located at 1046 North Jefferson Street, Medina, Ohio 44256, a current copy of which is attached hereto as Exhibit A.

                  (b) the Management Agreement by and between Realty and BCC, dated of even date herewith, pursuant to which BCC has agreed to provide certain management services to Realty in connection with the long term care facility owned by Realty and located at 8630 Washington Church Road, Centerville, Ohio 45342, a current copy of which is attached hereto as Exhibit B.

                  (c) the Management Agreement by and among Realty, BCS and SCS, dated of even date herewith, pursuant to which BCS and SCS have agreed to provide certain management services to Realty in connection with the long term care facility owned by Realty and located at 129 Walnut Bottom Road, Shippensburg, Pennsylvania 17257, a current copy of which is attached hereto as Exhibit C.

         All of the foregoing shall be collectively referred to hereinafter as the "Management Agreements."

         2. Assignment. Realty hereby assigns, transfers and sets over unto Ocwen all of its right, title, privilege, claims, remedies, payments, and any and all other interests in and to the Management Agreements and all of the rights and benefits therefrom as security for the full, timely and faithful repayment by Realty of all and any amounts due and owing under the Term Loan Agreement and Term Note, and the performance by Realty of all of its obligations under the Term Loan Agreement, Security Documents, Management Agreements, and Ancillary Documents (collectively, the Term Loan Agreement, the Term Note, the Security Documents, the Management Agreements, and the Ancillary Documents shall be referred to hereinafter as the "Loan Documents"). For the purposes and subject to the terms set forth herein, the above assignment of the Management Agreements is absolute, unconditional, and is a presently effective assignment from Realty to Ocwen.

         3. Security Interest. Realty hereby grants to Ocwen a security interest in all of Realty's respective rights, privileges, title and interests in and to the Management Agreements and all of the rights and benefits therefrom, and Realty agrees that it shall execute appropriate UCC Financing Statements relating thereto, and Ocwen shall have the right to file the same in order to secure its interests therein.



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         4. Occurrence of Event of Default. Until the occurrence of an Event of
Default, as defined in any of the Loan Documents, which is continuing and which shall not have been cured by any applicable cure period, Realty may retain, use and enjoy the benefits of the Management Agreements. After the occurrence of an Event of Default as aforesaid, Ocwen may, at its option, enforce this Assignment by notifying Realty by registered or certified mail or by personal delivery sent or delivered to the address hereinafter prescribed for sending notices. The affidavit or written statement of an officer, agent or attorney of Ocwen stating that there has been an Event of Default as aforesaid shall constitute conclusive evidence thereof, and any of BCM, BCS, BCC, and SCS, or any other Person, is authorized and directed to rely thereon.

         5. Performance; Amendments. Realty agrees to faithfully observe and perform all of the material obligations and agreements imposed upon Realty under the Management Agreements, and agrees that the Management Agreements shall not be encumbered, terminated, cancelled, or materially amended or modified without the prior written consent of Ocwen, which consent shall not be unreasonably withheld. For purposes hereof, "material" amendments or modifications of the Management Agreements shall include, without limitation, amendments or modifications which adversely affect Ocwen's security as determined by Ocwen in its reasonable discretion.

         6. No Assumption. Until the exercise by Ocwen of its rights hereunder as a consequence of an Event of Default, as described above, which is continuing beyond any applicable cure period, Ocwen will not be deemed in any manner to have assumed any of the Management Agreements, be obligated to perform any obligation of Realty under the Management Agreements, or be liable to BCM, BCC, BCS, SCS, or any other Person, by reason of a default or breach by any party under the Management Agreements. Realty agrees to indemnify, defend, and to hold Ocwen harmless of and from any and all liability, loss or damage that it may or might incur by reason of any claims or demands against it based on or arising out of (i) an alleged assumption of Realty's duties and obligations to perform and discharge the terms, covenants and agreements in the Management Agreements, or (ii) this Assignment; such indemnification of Ocwen by Realty shall not be required to the extent any claim or demand results from Ocwen's gross negligence or willful misconduct.

         7. Remedies. After the occurrence of an Event of Default, as described above, which is continuing beyond any applicable cure periods, Ocwen shall have all rights under applicable law, and as




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a secured party under the Uniform Commercial Code, to enforce this Assignment, and in addition, shall have the right, at its option, to (i) enforce its rights, remedies, powers and privileges to and under the Management Agreements, as described in this Assignment, without interference from Realty, and/or (ii) to the extent permitted by law, either itself or an agent or nominee of Ocwen, in lieu of Realty, may, with or without entry upon the Property (as defined below) and/or the Project Properties, take over and enjoy the benefits of, and perform all acts contemplated by the Management Agreements, in the same manner and to the same extent as Realty may do. In the event Ocwen elects to do either or both of the foregoing, Realty shall cooperate in causing BCM, BCC, BCS, and SCS to materially comply with all the terms and conditions of the Management Agreements. As used herein, "Property" shall mean the real property owned by Realty, located at the following addresses, on which the Project Properties are located: (i) 1046 North Jefferson Street, Medina, OH 44256, (ii) 8630 Washington Church Road, Centerville, OH 45342, and (iii) 129 Walnut Bottom Road, Shippensburg, PA 17257.

         Upon an Event of Default, which is continuing beyond any applicable cure periods, and during the continuance thereof, Realty hereby irrevocably constitutes and appoints Ocwen as its attorney-in-fact, coupled with an interest, to demand, receive and enforce Realty's rights with respect to the items covered hereby, to give appropriate receipts, releases and satisfactions for and on behalf of Realty and to do any and all acts in the name of Ocwen with the same force and effect as Realty could do if this Assignment had not been made, including, at Ocwen's option, to enforce and enjoy the benefits of the Management Agreements and to require performance thereunder by the other contracting party. Upon an Event of Default, which is continuing beyond any applicable cure periods, in connection with any and all of the foregoing powers, and without limiting the same, Ocwen may effect new Management Agreements, cancel or surrender existing Management Agreements, alter and/or amend the terms of and renew existing Management Agreements, and make concessions to BCM, BCC, BCS, and/or SCS, if Ocwen deems such appropriate. Except for the gross negligence or willful misconduct of Ocwen, Realty hereby releases any and all claims that it has or might have against Ocwen arising out of such performance by Ocwen.

         8. Advances. All of the foregoing powers herein granted Ocwen shall be liberally construed. Ocwen need not expend its own funds in the exercise of such power. However, Ocwen may, after the occurrence of an Event of Default, which is continuing beyond any applicable cure periods, after giving notice to Realty as provided in Section 4 above, at its option, and without releasing



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Realty from any obligation hereunder, discharge any obligation which Realty fails to discharge under or with respect to said Management Agreements, including without limitation, defending any legal action. All such amounts expended by Ocwen shall be deemed reasonable and considered as advances secured by this Assignment and also evidenced and secured by the other Loan Documents, and Realty agrees to pay promptly upon demand all sums expended by Ocwen in connection herewith, including attorneys' fees, together with interest thereon at the Default Rate of interest set forth in the Term Loan Agreement.

         9. Copies. Realty shall, upon the written request of Ocwen, furnish it with current, executed copies of all of the Management Agreements, if such Management Agreements have been amended from the versions attached hereto.

         10. No Waiver. This Assignment may be enforced from time to time by Ocwen at its discretion, with or without order of any court and with or without appointment of a receiver, as Ocwen shall determine. Ocwen may also at any time cease to enforce this Assignment. Any failure on the part of Ocwen promptly to exercise any option hereby given or reserved shall not prevent the exercise of any such option at any time thereafter. The waiver by Ocwen of any breach of any term, covenant, or condition contained in this Assignment or any default in the performance of any obligations under this Assignment, shall not be deemed to be a waiver of any other breach or default of the same or any other term, covenant, condition or obligation, nor shall any waiver of any incident of breach or default constitute a continuing waiver of same. Ocwen may pursue and enforce any remedy or remedies accorded it hereunder independently or, in conjunction or concurrently with, or subsequent to its pursuing enforcement of any remedy or remedies that it may have under the other Loan Documents.

         11. Capitalized Terms. Capitalized terms that are used in this Assignment but that are not defined herein shall have the meanings ascribed to such terms in the Term Loan Agreement, unless the context hereof clearly requires otherwise.

         12. Miscellaneous. When the context so requires, the singular shall include the plural and conversely, and use of any gender shall include all genders.

         13. Conformity with Term Loan Agreement. The provisions set forth in Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.9, 8.10, 8.11, 8.12, 8.13, 8.15, 8.16, 8.19,
8.20, and 8.23 of the Term Loan Agreement shall be applicable to this Assignment as though set forth herein in full.

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

         14. Survivability. Upon the payment in full of the Term Note, and the payment in full of any other sums or monies due Ocwen pursuant to the terms of the Term Loan Agreement (except for any Additional Payments due pursuant to Section 1.6 of the Term Loan Agreement), this Assignment shall terminate and be of no further force and effect, and in such event, Ocwen will, at the expense of Realty, redeliver and reassign the Management Agreements to Realty and take all action necessary to terminate the security interest of Ocwen in the Management Agreements. Notwithstanding anything set forth herein or in any other Loan Document to the contrary, the following sections of this Assignment shall survive the payment in full of the Term Note, or any other termination or expiration of this Assignment or the Loan Documents until the expiration of any and all applicable statutes of limitation relating to claims that may arise under and pursuant to or as a result of the terms of the following sections: 6, 13, 17 and 18.

          15. Assignment. This Assignment shall bind and shall inure to the benefit of the successors and assigns of Ocwen. Ocwen does not consent to any assignment of this Assignment by Realty. Subject to Section 8.16 of the Term Loan Agreement, Ocwen may assign its rights and interests under this Assignment freely. If an assignment is made, Realty shall render performance under this Assignment to and with the assignee. Realty hereby waives and will not assert against any assignee any claims, defenses, or set-offs that Realty could assert against Ocwen except defenses which cannot be waived.

          16. Consent of Management Companies. Each of BCM, BCC, BCS, and SCS hereby fully consent and agree to the assignments set forth herein and to the other terms and provisions of this Assignment. Each of BCM, BCC, BCS, and SCS shall take whatever further actions, execute any instruments or agreements reasonably requested by, and otherwise offer their assistance and cooperation to Ocwen in order to effectuate the assignment of the Management Agreements contemplated herein and otherwise to allow for Ocwen's full and complete enjoyment of its rights and benefits set forth herein.

         17. Representations and Warranties. Realty hereby warrants and represents to Ocwen as follows:

             (i) It has made no prior assignments of or granted any security interest in any of its rights under the Management Agreements, except those in favor of Ocwen;

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

             (ii) That, to the best of its knowledge, all of the Management Agreements are in full force and effect on the date hereof, subject to no defenses, set-offs, or counterclaims whatsoever;

             (iii) That to the best of its knowledge, there exists no event, condition, or occurrence that constitutes or which with notice and/or passage of time would constitute, a breach of or default under any term or condition of any of the Management Agreements. Realty also hereby covenants and agrees not to do any act that would destroy or impair the security to Ocwen of this Assignment; and,

                  (iv) Realty will not waive or give any consent with respect to any material default or material variation in the performance under the Management Agreements, will at all times take proper steps to enforce all of the material provisions and conditions thereof, and will forthwith notify Ocwen of any material default or event of default thereunder.

          18. JURY WAIVER. OCWEN AND REALTY HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN OCWEN AND REALTY ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS ASSIGNMENT OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO OCWEN TO ENTER INTO THE TERM LOAN AGREEMENT. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY OCWEN'S ABILITY TO PURSUE ANY REMEDY, EITHER IN LAW OR IN EQUITY, AVAILABLE TO IT.


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

         IN WITNESS WHEREOF, Realty and Ocwen have caused this COLLATERAL ASSIGNMENT OF MANAGEMENT AGREEMENTS to be duly executed on the date first above written.

Signed and acknowledged                              REALTY:
in the presence of:
                                                     BALANCED CARE REALTY (OFC), INC.
/s/Theresa M. Haddad
Witness
Printed Name: Theresa M. Haddad                      By:/s/Robin L. Barber
                                                     Print Name: Robin L. Barber
/s/Diane M. Borger                                   Title: Vice President and Secretary
Witness
Printed Name: Diane M. Borger

                                                     BALANCED CARE AT MEDINA, INC.
/s/Theresa M. Haddad
Witness
Printed Name: Theresa M. Haddad                      By:/s/Robin L. Barber
                                                     Print Name: Robin L. Barber
/s/Diane M. Borger                                   Title: Vice President and Secretary
Witness
Printed Name: Diane M. Borger

                                                     BALANCED CARE AT CENTERVILLE, INC.
/s/Theresa M. Haddad
Witness
Printed Name: Theresa M. Haddad                      By:/s/Robin L. Barber
                                                     Print Name: Robin L. Barber
/s/Diane M. Borger                                   Title: Vice President and Secretary
Witness
Printed Name: Diane M. Borger

                                                     BALANCED CARE AT SHIPPENSBURG,
/s/Theresa M. Haddad
Witness
Printed Name: Theresa M. Haddad                      By:/s/Robin L. Barber
                                                     Print Name: Robin L. Barber
/s/Diane M. Borger                                   Title: Vice President and Secretary
Witness
Printed Name: Diane M. Borger

s/Theresa M. Haddad                                  SENIOR CARE OPERATORS OF
Witness                                              SHIPPENSBURG, LLC
Printed Name: Theresa M. Haddad                      By: BALANCED CARE AT SHIPPENSBURG, INC.,
                                                         its Manager

/s/Diane M. Borger                                   By:/s/Robin L. Barber
Witness                                              Print Name: Robin L. Barber
Printed Name: Diane M. Borger                        Title: Vice President and Secretary


                                                     OCWEN:

/s/John W. Halvorson                                 OCWEN FINANCIAL CORPORATION
Witness

Printed Name: John W. Halvorson

                                                     By:/s/William B. Shepro

/s/Michael L. Roy                                    Print Name: William B. Shepro
Witness                                              Title: Sr. Vice President
Printed Name: Michael L. Roy



COMMONWEALTH OF PENNSYLVANIA        )
                                    )  SS
COUNTY OF CUMBERLAND                )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber, the Vice President and Secretary of Balanced Care Realty (OFC), Inc., a Delaware corporation, who acknowledged the signing of the foregoing instrument on behalf of Balanced Care Realty (OFC), Inc., to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 9th day of April, 2002.

                                                           /s/Barbara E. Davis
                                                           Notary Public





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
COMMONWEALTH OF PENNSYLVANIA        )
                                    )  SS
COUNTY OF CUMBERLAND                )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber, the Vice President and Secretary of Balanced Care at Medina, Inc., a Delaware corporation, who acknowledged the signing of the foregoing instrument on behalf of Balanced Care at Medina, Inc., to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 9th day of April, 2002.

                                                             /s/Barbara E. Davis
                                                                Notary Public


COMMONWEALTH OF PENNSYLVANIA        )
                                    )  SS
COUNTY OF CUMBERLAND                )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber, the Vice President and Secretary of Balanced Care at Centerville, Inc., a Delaware corporation, who acknowledged the signing of the foregoing instrument on behalf of Balanced Care at Centerville, Inc., to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 9th day of April, 2002.

                                                             /s/Barbara E. Davis
                                                                   Notary Public


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
COMMONWEALTH OF PENNSYLVANIA        )
                                    )  SS
COUNTY OF CUMBERLAND                )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber, the Vice President and Secretary of Balanced Care at Shippensburg, Inc., a Delaware corporation, who acknowledged the signing of the foregoing instrument on behalf of Balanced Care at Shippensburg, Inc., to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 9th day of April, 2002.

                                                             /s/Barbara E. Davis
                                                                   Notary Public


COMMONWEALTH OF PENNSYLVANIA        )
                                    )  SS
COUNTY OF CUMBERLAND                )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared Robin L. Barber, the Vice President and Secretary of Balanced Care at Shippensburg, Inc., the acting manager of Senior Care Operators of Shippensburg, LLC, a Delaware limited liability company, who acknowledged the signing of the foregoing instrument on behalf of Senior Care Operators of Shippensburg, LLC, by and through its manager, Balanced Care at Shippensburg, Inc., to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 9th day of April, 2002.

                                                             /s/Barbara E. Davis
                                                                   Notary Public


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

STATE OF FLORIDA           )
                           )  SS
COUNTY OF PALM BEACH       )

         Before me, the subscriber, a Notary Public in and for said State and County, personally appeared William B. Shepro, as Senior Vice President of Ocwen Financial Corporation, a Florida corporation, who acknowledged the signing of the foregoing instrument on behalf of Ocwen Financial Corporation, to be his/her free act and deed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 4th day of April, 2002.

                                                          /s/Jerry Daniel Payton
                                                                   Notary Public

This instrument was prepared by: Squire, Sanders & Dempsey L.L.P., 1300 Huntington Center, 41 South High Street, Columbus, Ohio 43215.

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